Exhibit 99.1

June 7, 2021

FOR IMMEDIATE RELEASE

VULCAN TO ACQUIRE U.S. CONCRETE

Enhances and expands Vulcan’s aggregates-led business in attractive growing metropolitan areas

Birmingham, Alabama & Euless, Texas – June 7, 2021 – Vulcan Materials Company (NYSE: VMC), a leading producer of construction aggregates, and U.S. Concrete, Inc. (NASDAQ: USCR), a leading supplier of aggregates and ready-mixed concrete, today announced that they have entered into a definitive merger agreement. Under the terms of the agreement, Vulcan will acquire all of the issued and outstanding shares of U.S. Concrete common stock for a purchase price of $74.00 per share in cash, which represents a total equity value of $1.294 billion. The transaction has been unanimously approved by the boards of directors of both companies and is expected to close in the second half of 2021, subject to U.S. Concrete shareholder approval, regulatory clearance, and other customary closing conditions.

Headquartered in Euless, Texas, U.S. Concrete operates in large, attractive metropolitan areas that complement Vulcan’s existing footprint. With 27 aggregates operations serving California, Texas and the Northeast, that shipped 12.6 million tons in 2020, the acquisition of U.S. Concrete’s portfolio represents a natural addition to Vulcan’s business. The transaction also provides strategically oriented ready-mixed concrete operations that will expand Vulcan’s service capabilities. Other highlights include:

•	Complements Vulcan’s existing aggregates business in California with access to blue-water source of high quality aggregates reserves;

•	Enhances Vulcan’s position in key Texas growth areas;

•	Expands Vulcan’s aggregates footprint, including in the attractive New York and New Jersey metropolitan areas;

•	Expected to increase Vulcan’s EBITDA by approximately $190 million before synergies; and,

•	Expected to be accretive to Vulcan’s earnings per share in the first full year following closing.

Tom Hill, Chairman and CEO of Vulcan Materials Company, said, “U.S. Concrete is an important Vulcan customer in a number of key areas, and this transaction is a logical and exciting step in our growth strategy as we further bolster our geographic footprint. Ronnie Pruitt and his team have done an excellent job growing and operating its business, and we look forward to welcoming the U.S. Concrete employees to the Vulcan family. This is a merger of two corporate cultures that value people, technology, operating disciplines, customer service and the entrepreneurial spirit, and it positions Vulcan to further drive sustainable, long-term shareholder value.”

June 7, 2021

FOR IMMEDIATE RELEASE

Ronnie Pruitt, President and CEO of U.S. Concrete added, “Today’s announcement that we are combining with Vulcan, a leading producer of construction aggregates, marks a major milestone in U.S. Concrete’s history. We are proud of the work our team has accomplished over the past few years to achieve operational excellence and serve our customers and believe combining with Vulcan will provide us with the opportunity to build on our progress. Our combined organization will share an extensive and successful track record of acquisitions and greenfield development, and we look forward to working with Tom and the entire Vulcan family to close this transaction and integrate our two strong businesses.”

The Greystone Group is serving as financial advisor to Vulcan. Truist Securities, Inc. is serving as sole lead arranger on committed financing to Vulcan. Wachtell, Lipton, Rosen & Katz and Bradley Arant Boult Cummings LLP are serving as legal counsel to Vulcan. Evercore and BNP Paribas Securities Corp. are serving as financial advisors to U.S. Concrete. Gibson, Dunn & Crutcher, LLP and Akin Gump Strauss Hauer & Feld LLP are serving as legal counsel to U.S. Concrete.

About Vulcan Materials

Vulcan Materials Company (NYSE: VMC), a member of the S&P 500 Index with headquarters in Birmingham, Alabama, is a leading producer of construction aggregates – primarily crushed stone, sand and gravel – and a major producer of aggregates-based construction materials, including asphalt and ready-mixed concrete.

For additional information about Vulcan, go to www.vulcanmaterials.com.

About U.S. Concrete

U.S. Concrete, Inc. (NASDAQ: USCR) is a leading supplier of aggregates and concrete for infrastructure, residential and commercial projects across the country. U.S. Concrete holds leading positions in the high-growth metropolitan markets of Dallas/Fort Worth, San Francisco, New York City, Philadelphia, and Washington, D.C., and its materials have been used in some of the most complex and highly specialized construction projects of the last decade. U.S. Concrete has continued to grow organically and through a series of strategic acquisitions of independent producers.

For more information on U.S. Concrete, visit www.us-concrete.com.

NON-GAAP MEASURES

GAAP does not define “Earnings Before Interest, Taxes, Depreciation and Amortization” (EBITDA) and it should not be considered as an alternative to earnings measures defined by GAAP. We use this metric to assess the operating performance of our business and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. We do not use this metric as a measure to allocate resources. We adjust EBITDA for certain items to provide a more consistent comparison of earnings performance from period to period. It is not practicable to reconcile, without unreasonable efforts, these forward looking measures to the most comparable GAAP measures due to unknown variables and uncertainty related to future results. Please see note on Forward-Looking Statement Disclaimer for further discussion.

June 7, 2021

FOR IMMEDIATE RELEASE

FORWARD-LOOKING STATEMENT DISCLAIMER

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction between Vulcan and U.S. Concrete, including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential shareholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s Securities and Exchange Commission (“SEC”) filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020

June 7, 2021

FOR IMMEDIATE RELEASE

and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

No Offer or Solicitation/Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in connection with the proposed transaction between Vulcan and U.S. Concrete. In connection with the proposed transaction, U.S. Concrete intends to file a proxy statement with the SEC. Each of Vulcan and U.S. Concrete may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Concrete. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF VULCAN AND U.S. CONCRETE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about Vulcan, U.S. Concrete and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Vulcan will be available free of charge on Vulcan’s website at https://www.vulcanmaterials.com. Copies of the documents filed with the SEC by U.S. Concrete will be available free of charge on U.S. Concrete’s website at https://www.us-concrete.com.

June 7, 2021

FOR IMMEDIATE RELEASE

Participants in the Solicitation

Vulcan, U.S. Concrete, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Concrete’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Concrete stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Vulcan Materials Company

Investor Contact: Mark Warren (205) 298-3220

Media Contact: Janet Kavinoky (205) 298-3220

U.S. Concrete

Investor Contact: Sharon Ellis (844) 828-4774

Media Contact: Leigh Parrish / Jed Repko (Joele Frank, Wilkinson Brimmer Katcher) (212) 355-4449